EXHIBIT 32.2
CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
      In connection with this Amendment No. 1 to Form 10-Q of webMethods, Inc. (the “Company”) for the period ended June 30, 2003, as filed with the Securities and Exchange Commission (the “Report”), I, Mary Dridi, the Chief Financial Officer and Executive Vice President of the Company, hereby certify pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 14, 2005	/s/ MARY DRIDI

Name: Mary Dridi
Title: Executive Vice President and Chief Financial Officer